UACSC 1999-A

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 2/28/99

PRINCIPAL BALANCE RECONCILIATION                                               DOLLARS

                                                CLASS A-1          CLASS A-2       CLASS A-3         CLASS A-4         CLASS A-5
                                               -------------     -------------   -------------     -------------     -------------
Original Principal Balance                     61,200,000.00     67,525,000.00   96,050,000.00     39,950,000.00     55,820,134.82
Beginning Period Principal Balance             61,200,000.00     67,525,000.00   96,050,000.00     39,950,000.00     55,820,134.82
Principal Collections - Scheduled Payments      3,100,987.57                 -               -                 -                 -
Principal Collections - Payoffs                 6,601,921.66                 -               -                 -                 -
Principal Withdrawal from Payahead                         -                 -               -                 -                 -
Gross Principal Charge Offs                        29,260.10                 -               -                 -                 -
Repurchases                                        30,131.96                 -               -                 -                 -
                                               -------------     -------------   -------------     -------------     -------------
Ending Balance                                 51,437,698.71     67,525,000.00   96,050,000.00     39,950,000.00     55,820,134.82
                                               =============     =============   =============     =============     =============

Certificate Factor                                 0.8404853         1.0000000       1.0000000         1.0000000         1.0000000
Pass Through Rate                                     4.9800%           5.4300%         5.5700%            5.700%            5.870%





PRINCIPAL BALANCE RECONCILIATION
                                                                     NUMBERS
                                              TOTAL CLASS A's
                                              --------------         ------
Original Principal Balance                    320,545,134.82         20,263
Beginning Period Principal Balance            320,545,134.82         20,263
Principal Collections - Scheduled Payments      3,100,987.57
Principal Collections - Payoffs                 6,601,921.66            450
Principal Withdrawal from Payahead                         -
Gross Principal Charge Offs                        29,260.10              3
Repurchases                                        30,131.96              0
                                              --------------         ------
Ending Balance                                310,782,833.53         19,810
                                              ==============         ======

Certificate Factor                                 0.9695447
Pass Through Rate                                     5.4963%

CASH FLOW RECONCILIATION

Principal Wired                                                    9,709,370.85
Interest Wired                                                     1,038,433.76
Withdrawal from Payahead Account                                              -
Repurchases (Principal and Interest)                                  30,926.63
Charge Off Recoveries                                                         -
Interest Advances                                                     26,382.51
Certificate Account Interest Earned                                   10,087.09
Spread Account Withdrawal                                                     -
Class A Policy Draw for Class A Principal or Interest                         -
                                                                  -------------

Total Cash Flow                                                   10,815,200.84
                                                                  =============


TRUSTEE DISTRIBUTION  (3/8/99)

Total Cash Flow                                                   10,815,200.84
Unrecovered Advances on Defaulted Receivables                                 -
Servicing Fee (Due and Unpaid)                                           150.50
Interest to Class A-1 Certificateholders                             143,922.00
Interest to Class A-2 Certificateholders                             193,515.40
Interest to Class A-3 Certificateholders                             282,360.32
Interest to Class A-4 Certificateholders                             120,182.92
Interest to Class A-5 Certificateholders                             172,933.88
Interest to Class I Certificateholders                               108,222.33
Principal to Class A-1 Certificateholders                          9,762,301.29
Principal to Class A-2 Certificateholders                                     -
Principal to Class A-3 Certificateholders                                     -
Principal to Class A-4 Certificateholders                                     -
Principal to Class A-5 Certificateholders                                     -
Insurance Premium                                                     11,575.24
Interest Advance Recoveries from Payments                                     -
Unreimbursed draws on Class A's Policy for Class A Principal                  -
Deposit to Payahead
                                                                       7,712.88
Payahead Account Interest to Servicer                                         -
Excess                                                                12,324.08
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     106,848.38

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                              -
Beginning Balance
Trustee Distribution of Excess                                        12,324.08
Interest Earned                                                               -
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                             -
                                                                 --------------
Ending Balance                                                        12,324.08
                                                                 ==============

Required Balance                                                   4,808,177.02

FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                  14,424,531.07
Beginning Balance                                                 14,424,531.07
Reduction Due to Spread Account                                      (12,324.08)
Reduction Due to Principal Reduction                                          -
                                                                 --------------
Ending Balance                                                    14,412,206.99
                                                                 ==============

First Loss Protection Required Amount                             14,412,206.99
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                              8,006.78

POLICY  RECONCILIATION


Original Balance                                                 320,545,134.82
Beginning Balance                                                320,545,134.82
                                                                 ==============
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   320,545,134.82
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              311,898,494.67
                                                                 ==============
Required Balance                                                 311,898,494.67


PAYAHEAD RECONCILIATION


Beginning Balance                                                             -
Deposit
                                                                       7,712.88
Payahead Interest                                                             -
Withdrawal                                                                    -
Ending Balance                                                         7,712.88

CURRENT DELINQUENCY
                                           GROSS
    # PAYMENTS DELINQUENT     NUMBER      BALANCE        PRINCIPAL   INTEREST
    ---------------------     ------      -------        ---------   --------
1 Payment                      171      2,458,815.17     25,701.66   31,672.55
2 Payments                      12        171,947.71      2,723.99    4,597.85
3 Payments                       0                 -             -           -
                               ---      ------------     ---------   ---------
Total                          183      2,630,762.88     28,425.65   36,270.40
                               ===      ============     =========   =========

Percent Delinquent           0.924%            0.846%




DELINQUENCY RATE (60+)
                                                           RECEIVABLE
                                          END OF PERIOD    DELINQUENCY
   PERIOD                    BALANCE      POOL BALANCE        RATE
   ------                    -------      ------------        ----
Current                    171,947.71     310,782,833.53      0.06%
1st Previous
2nd Previous


NET LOSS RATE

                                                                                                           DEFAULTED
                                                            LIQUIDATION                     AVERAGE        NET LOSS
   PERIOD                                     BALANCE        PROCEEDS                    POOL BALANCE    (ANNUALIZED)
   ------                                     -------        --------                    ------------    ------------
Current                                      29,260.10              -                    315,663,984.18       0.11%
1st Previous
2nd Previous

Gross Cumulative Charge Offs                 25,053.03  Number of Repossessions                                  1
Gross Liquidation Proceeds                           -  Number of Inventoried Autos EOM                          1
Net Cumulative Loss Percentage                    0.01% Amount of Inventoried Autos EOM                   5,900.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)                   0.01%
Trigger                                           0.50%
Status                                              OK

EXCESS YIELD TRIGGER
                                                           EXCESS YIELD
                            EXCESS     END OF PERIOD        PERCENTAGE
   PERIOD                   YIELD      POOL BALANCE        (ANNUALIZED)
   ------                   -----      ------------        ------------
Current                   20,187.46    310,782,833.53          0.08%
1st Previous
2nd Previous
3rd Previous
4th Previous
5th Previous

                                                 CURRENT
                                                  LEVEL     TRIGGER     STATUS
Six Month Average Excess Yield                     N/A       1.50%       N/A

Trigger Hit in Current or any Previous Month                             NO



DATE:   3/4/99                   /s/ Ashley Vukovits
                                 ------------------------------
                                 ASHLEY VUKOVITS
                                 FINANCE OFFICER